Exhibit 99.1

                              HORIZON TELCOM, INC.
                               68 East Main Street
                          Chillicothe, Ohio 45601-0480

PLEASE READ THIS LETTER CAREFULLY.

      Horizon Telcom, Inc., an Ohio corporation (the "Company"), has announced a 1-for-125 reverse stock split (the "Reverse Stock Split") of its shares (the "Class B Shares") of Class B common stock, without par value. Each holder
("Cashed Out Holder") of less than 125 Class B Shares outstanding immediately prior to the completion of the Reverse Stock Split will receive a cash payment of $165 (the "Share Consideration") for each Class B Share held immediately prior to the completion of the Reverse Stock Split. This letter and the accompanying Letter of Transmittal are being sent only to those Cashed Out Holders whose Class B Shares are represented, in whole or in part, by one or more certificates. All rights with respect to the Class B Shares held by Cashed Out Holders, other than the rights of such holders to receive the Share
Consideration payment upon surrender of their Class B Shares, will cease and terminate on the date of the Reverse Stock Split. National City Bank has been appointed paying agent for the Company in connection with the Reverse Stock Split.

      In order to receive your Share Consideration payment, you must complete, date, sign and return the Letter of Transmittal to National City Bank (the "Exchange Agent") at the address listed below, along with all of the certificates representing your Class B Shares. Please return the Letter of Transmittal and the certificates representing your Class B Shares by mail, hand delivery or overnight delivery to:

                  National City Bank Corporate Trust Operations
                      Attention: Reorganization Department
                                 Locator 01-5352
                             4100 West 150th Street
                              Cleveland, Ohio 44135

      IF ANY OF THE CERTIFICATES REPRESENTING YOUR CLASS B SHARES HAVE BEEN MUTILATED, LOST, STOLEN OR DESTROYED, CHECK THE BOX |_| AND NOTIFY THE EXCHANGE AGENT AT 1-800-622-6757. THE EXCHANGE AGENT WILL ADVISE YOU OF THE REQUIREMENTS FOR DELIVERING YOUR CLASS B SHARES AND RECEIVING YOUR SHARE CONSIDERATION PAYMENT.

                              LETTER OF TRANSMITTAL

               TO ACCOMPANY CERTIFICATE(S) OF CLASS B COMMON STOCK

                                       OF

                     HORIZON TELCOM, INC. (CUSIP #440441202)

                             SURRENDERED PURSUANT TO

                A REVERSE STOCK SPLIT OF THE CLASS B COMMON STOCK

                              THE PAYING AGENT IS:

                               NATIONAL CITY BANK

         By Mail:             For Information Call:   By Hand/Overnight Courier:

    National City Bank           1-800-622-6757           National City Bank
      Locator 01-5352            (216) 257-8663             Locator 01-5352
Corporate Trust Operations                            Corporate Trust Operations
      P.O. Box 94720                                    3rd Floor - North Annex
Cleveland, Ohio 44101-4720                              4100 West 150th Street
                                                      Cleveland, Ohio 44135-1385

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET
               FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

[ ] Check here if any of your Class B Share certificate(s) have been lost, stolen or destroyed.

See Instruction 5.

               DESCRIPTION OF CLASS B SHARE(S) SURRENDERED - BOX 1

--------------------------------------------------------------------------------
NAME(S) AND ADDRESS(ES) OF REGISTERED                               NUMBER OF
HOLDER(S) AS APPEARS ON CERTIFICATE(S)                            CLASS B SHARES
   (IF YOU NEED MORE SPACE ATTACH              CERTIFICATE        REPRESENTED BY
          A LIST AND SIGN)                      NUMBER(S)        CERTIFICATES(S)
--------------------------------------------------------------------------------

                                             -----------------------------------

                                             -----------------------------------

                                             -----------------------------------

                                             -----------------------------------

                                             -----------------------------------

                                             -----------------------------------

                                             -----------------------------------

                                             -----------------------------------
                                              TOTAL CLASS B
                                                 SHARES
--------------------------------------------------------------------------------

Ladies and Gentlemen:

      This Letter of Transmittal relates to a 1-for-125 reverse stock split (the "Reverse Stock Split") of the shares (the "Class B Shares") of the Class B common stock, without par value, of Horizon Telcom, Inc., an Ohio corporation (the "Company"). Each holder ("Cashed Out Holder") of less than 125 Class B Shares outstanding immediately prior to the completion of the Reverse Stock Split will receive a cash payment of $165 (the "Share Consideration") for each Class B Share held immediately prior to the completion of the Reverse Stock Split. This letter and the accompanying Letter of Transmittal are being sent only to those Cashed Out Holders whose Class B Shares are represented, in whole or in part, by one or more certificates. All rights with respect to the Class B Shares held by Cashed Out Holders, other than the rights of such holders to receive the Share Consideration payment upon surrender of their Class B Shares, will cease and terminate on the date of the Reverse Stock Split. National City Bank has been appointed paying agent (the "Paying Agent") for the Company in connection with the Reverse Stock Split. The terms and conditions of the Reverse Stock Split, effected on March 18, 2005, as approved by the requisite vote of the Company's stockholders, are described in the Company's Proxy Statement dated February 17, 2005 and previously mailed to the Company's stockholders.

      The undersigned hereby surrender(s) to the Paying Agent the certificate(s) listed in Box 1 (the "Certificates"), which represent all of the certificated Class B Shares held by the undersigned.

      The undersigned irrevocably constitute(s) and appoint(s) the Paying Agent as the true and lawful agent and attorney-in-fact of the undersigned with respect to the Certificates with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to deliver the Certificates for cancellation to National City Bank (the "Exchange Agent"), together with all accompanying evidence of transfer and authenticity, upon receipt by the Paying Agent, as the agent of the undersigned, of the Share Consideration payment in respect of each Class B Share formerly represented by the Certificates. The undersigned hereby represent(s) and warrant(s) that the undersigned has full power and authority to surrender the Certificates, and the Certificates being transmitted and the Class B Shares formerly represented thereby are free and clear of all liens, restrictions, claims, charges and encumbrances, and are not subject to any adverse claims. The undersigned hereby acknowledge(s) that the delivery of the enclosed Certificates shall be effected and risk of loss and title to such Certificates shall pass only upon proper receipt thereof by the Exchange Agent.

      The undersigned will, upon request, execute any signature guarantees or additional documents deemed by the Paying Agent, Exchange Agent or Company to be necessary or desirable to complete the transfer of the Certificates.

      All authority conferred, or agreed to be conferred, in this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and will not be affected by, and will survive, the death, incapacity or bankruptcy of the undersigned.

      The undersigned understand(s) that, unless otherwise indicated herein, the check representing the aggregate amount of the Share Consideration payable on account of the Certificate(s) covered hereby will be issued in the name(s) of the registered holder(s) appearing under "Description of Share(s) Surrendered" in Box 1. Similarly, unless otherwise indicated herein, the check will be mailed to the address(es) of the registered holder(s) appearing under "Description of Shares(s) Surrendered" in Box 1.

      Unless the appropriate box in Box 2 is checked, the undersigned is not a foreign person. This information and the name(s) of the undersigned, identifying number of the undersigned, address(es) of the undersigned and, if applicable, place of incorporation or formation of the undersigned, as provided in Box 2, are certified to be true under penalties of perjury.

      If any Class B Shares surrendered hereby are registered in different names (e.g., "Jane Doe" or "J. Doe"), it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Class B Shares.

--------------------------------------------------------------------------------
                                    IMPORTANT

                                    SIGN HERE

                     ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW
                  (OR IF YOU ARE A FOREIGN HOLDER, FORM W-8BEN)

________________________________________________________________________________

________________________________________________________________________________
                           (Signature(s) of Holder(s))

Dated: _________________, 2005

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on the Certificates or by person(s) authorized to become registered holder(s) by certificates and documents transmitted therewith. If signature is by trustee(s), executor(s), administrator(s), guardian(s), attorney(s)-in-fact, officer(s) of corporation or other(s) acting in a fiduciary or representative capacity, please provide the following information and see Instruction 4.)

Name(s):________________________________________________________________________
                                 (Please Print)

Capacity (full title) __________________________________________________________

Address:________________________________________________________________________
                              (Including Zip Code)
                    (Home for individual, office for entity)

[ ]     Check here if foreign        Place of incorporation or formation,
                                     if a corporation or other entity ______

Daytime Area Code and Telephone Number:_________________________________________

Tax Identification or Social Security No.:____________ (See Substitute Form W-9 below)

                            GUARANTEE OF SIGNATURE(S)
                    (IF REQUIRED - SEE INSTRUCTIONS 1 AND 4)

Authorized Signature:___________________________________________________________

Name:___________________________________________________________________________
                                 (Please Print)

             -------------------------------------------------------
                               Medallion Guarantee




             -------------------------------------------------------

Name of Corporation or Other Entity:____________________________________________

Address:________________________________________________________________________
                              (Including Zip Code)

Daytime Area Code and Telephone Number:_________________________________________

Dated:__________________________________________________________________________

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     SPECIAL ISSUANCE/DELIVERY INSTRUCTIONS
                           (See Instructions 4 and 9)

      To be completed ONLY if any checks are to be issued in the name of someone other than the person(s) whose name(s) appear(s) in Box 1 of this Letter of Transmittal or at an address other than that shown in Box 1 of this Letter of Transmittal.

Issue and mail any checks to

(Please Type or Print)

Name:___________________________________________________________________________

Address:________________________________________________________________________
                                    Zip Code

________________________________________________________________________________
                    Tax Identification or Social Security No.
                             See Substitute Form W-9

--------------------------------------------------------------------------------

                                  INSTRUCTIONS

      1. Guarantee of Signatures. All signatures on this Letter of Transmittal must be guaranteed by an Eligible Guarantor Institution (as defined in Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended) including (as such terms are defined in that Rule): a (i) bank; (ii) broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer or government securities broker; (iii) credit union; (iv) national securities exchange, registered securities association or clearing agency; or (v) savings association) (an "Eligible Institution"), unless (a) this Letter of Transmittal is signed by the registered holder(s) of the Certificates surrendered herewith and the check representing the aggregate amount of the Share Consideration payable on account of such certificates is not to be issued in the name of, or delivered to, any person other than the registered holder(s) or (b) such Certificates are surrendered for the account of an Eligible Institution. A verification by a notary public is not acceptable. See Instruction 4.

      2. Delivery of Letter of Transmittal. This Letter of Transmittal is to be used if Certificates are to be forwarded herewith. Certificates for all physically tendered Class B Shares, as well as this Letter of Transmittal properly completed and duly executed (or a facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth on the front page of this Letter of Transmittal. Do not send this Letter of Transmittal, any Certificates or any other document relating thereto to the Company.

      The method of delivery of this Letter of Transmittal, the Certificates and all other documents is at the option and risk of the tendering stockholder and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, it is recommended that the Certificates and such other documents be sent by registered mail, properly insured, with return receipt requested.

      3. Inadequate Space. If the space provided herein is inadequate, the number(s) of the Certificates and the number of Class B Shares represented by the Certificates should be listed on a separate schedule attached hereto.

      4. Signatures on Letter of Transmittal, Stock and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Certificates surrendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Certificates, without alteration, enlargement or any change whatsoever.

      If any of the Certificates surrendered hereby are owned of record by two or more persons, all such persons must sign this Letter of Transmittal. If any of the Certificates surrendered hereby are registered in different names on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Certificates.

      If this Letter of Transmittal is signed by the registered holder(s) of the Certificates, no endorsements of the Certificates or separate stock powers are required, unless any check is to be issued in the name of, or delivered to, any person other than such registered holder(s). If any check representing the aggregate amount of the Share Consideration payable on account of the Certificates covered hereby is to be issued in the name of, or delivered to, any person other than the registered holder(s) of such Certificates, all signatures on such Certificates or stock powers must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution). If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Certificates, the Certificates must be endorsed or accompanied by appropriate stock powers and, in either case, signed exactly as the names of the registered holder(s) appear on the Certificates. Signatures of any such person on any of the Certificates or any stock powers must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

      If this Letter of Transmittal or any Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and proper evidence satisfactory to the Company of the authority of such person so to act must be submitted with this Letter of Transmittal.

      5. Lost Stock Certificates. You will not receive your check unless and until you deliver this Letter of Transmittal properly completed and duly executed to the Paying Agent, together with the Certificate(s) evidencing your Class B Shares and any accompanying evidence of authority. If your Certificates have been lost, stolen, misplaced or destroyed, check the box on the front of this Letter of Transmittal, return it to the Paying Agent and await further instructions about signing an affidavit and/or the posting of a bond or an indemnity undertaking.

      6. Request for Assistance or Copies. Requests for assistance or additional copies of this Letter of Transmittal may be obtained from the Paying Agent at any of its addresses listed on the front cover of this Letter of Transmittal or by calling 1-800-622-6757 or (216) 257-8663.

      7. Transfer Taxes. If payments in receipt of surrendered Certificates are to be made to any person(s) other than the registered holder(s) of such Certificates, the amount of any transfer taxes (whether imposed on the registered holder(s) or such other person(s)) payable on account of such transfer will be deducted from such payments unless satisfactory evidence of payment of such taxes, or exemption therefrom, is submitted. Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Certificates surrendered herewith or funds to cover such stamps to be provided with this Letter of Transmittal.

      8. Special Payment and Delivery Instructions. If any checks are to be issued in the name of a person other than the person(s) signing this Letter of Transmittal or if any checks are to be sent to someone other than to the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal, but at any address other than that shown in Box 1, then Box 3 (Special Issuance/Delivery Instructions), must be completed. If no such instructions are given, all checks will be issued in the name and sent to the address appearing in Box 1.

                            IMPORTANT TAX INFORMATION

      Under the federal income tax law, a stockholder whose surrendered Class B Shares are accepted for payment is required by law to provide the Paying Agent (as payer) with his current Taxpayer Identification Number ("TIN") on Substitute Form W-9 below, and to certify whether such stockholder is subject to backup withholding of federal income tax. If such stockholder is an individual, the TIN is his social security number. If the Paying Agent is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, the payment made to such stockholder with respect to his surrendered Class B Shares may be subject to backup withholding.

      Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that stockholder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Paying Agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

      If backup withholding applies, the Paying Agent is required to withhold 28% of any payment made to the stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of the tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service. If a stockholder whose surrendered Class B Shares are accepted for payment has been notified by the Internal Revenue Service that he is subject to backup withholding, he must cross out item (2) of the Certification box of the Substitute Form W-9.

                         PURPOSE OF SUBSTITUTE FORM W-9

      To prevent backup withholding on payments that are made to a stockholder with respect to Class B Shares surrendered pursuant to the Reverse Stock Split, the stockholder is required to notify the Paying Agent of his correct TIN by completing the form below certifying that the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN).

                      WHAT NUMBER TO GIVE THE PAYING AGENT

      The stockholder is required to give the Paying Agent the social security number or tax identification number of the record owner of the surrendered Class B Shares. If the surrendered Class B Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for
Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, he or she should write "Applied For" in the space provided for the TIN in Part I, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the Paying Agent is not provided with a TIN within 60 days, the Paying Agent will withhold 28% of the Share Consideration payment until a TIN is provided to the Paying Agent.

------------------------------------------------------------------------------------------------------------------------------
                     REGISTERED HOLDER(S) NAME: _____________________________________________________________
------------------------------------------------------------------------------------------------------------------------------
                                        PART 1 -- PLEASE  PROVIDE  YOUR TIN                  Social  Security  Number(s)
                                        IN THE BOX AT RIGHT AND CERTIFY                      OR  Tax Identification Number(s)
                                        BY SIGNING AND DATING BELOW

                                        PART 2 -- Certification -- Under penalties of
SUBSTITUTE                              perjury, I certify that:

Form W-9                                (1) The  number  shown  on  this  form  is  my
Department  of the Treasury                 correct taxpayer identification number (or
Internal Revenue Service                    I am waiting for a number to be issued for
                                            me), and

Payer's Request For Taxpayer            (2) I am not  subject  to  backup  withholding
Identification Number("TIN")                because:

                                        (a) I am exempt from backup withholding, or

                                        (b) I have not been  notified by the  Internal
                                            Revenue Service (IRS) that I am subject to
                                            backup   withholding  as  a  result  of  a
                                            failure   to  report   all   interest   or
                                            dividends, or

                                        (c) the  IRS  has  notified  me  that  I am no
                                            longer subject to backup withholding.

                                        Certification Instructions--You must cross out
                                        item (2)  above if you have been  notified  by
                                        the IRS  that  you are  currently  subject  to       PART 3-- AWAITING TIN [ ]
                                        backup  withholding  because of underreporting
                                        interest or dividends on your tax returns:

                                        SIGNATURE ____________________________________       DATE ____________________
------------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING OF 28% OF ANY CASH PAYMENTS MADE TO YOU PURSUANT TO THE REVERSE STOCK SPLIT. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

         I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me thereafter will be withheld until I provide a taxpayer identification number.

Signature _________________________________________________ Date _______________
--------------------------------------------------------------------------------